SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


        Date of Report (Date of earliest event reported): April 29, 2003
                                                          --------------



                                VICOR CORPORATION
               (Exact name of Registrant as specified in charter)



    Delaware                          0-18277                  04-2742817
-------------------           ------------------------      ----------------
(State or other jurisdiction  (Commission file number)        (IRS employer
of incorporation)                                          identification no.)


                 25 Frontage Road, Andover, Massachusetts 01810
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               (Address of principal executive offices) (Zip Code)

                                 (978) 470-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7.  Exhibits.

(c) Exhibits. The following exhibit is being furnished herewith:

Exhibit
Number      Title
-------     -----

99.1        Vicor Corporation's press release dated April 29, 2003.


Item 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition).

The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for any purpose, including for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On April 29, 2003, Vicor Corporation issued a press release introducing the V I Chip and a New Power System Architecture. The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.





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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VICOR CORPORATION


Dated: April 29, 2003                          By:  /s/ Mark A. Glazer
                                                  -----------------------------
                                               Name:  Mark A. Glazer
                                               Title:   Chief Financial Officer


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

                                  EXHIBIT INDEX



Exhibit
Number      Title
-------     -----
99.1        Vicor Corporation's press release dated April 29, 2003.







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